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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 Current Report

                            Dated September 21, 2005

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

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

Item 1.01       Entry Into a Material Definitive Agreement

     On September 21, 2005, Zale Corporation entered into new employment agreements with Mary L. Forte, its President and Chief Executive Officer (the "Forte Agreement") and Sue E. Gove, its Executive Vice President and Chief Operating Officer (the "Gove Agreement"). The material terms of the Forte Agreement and the Gove Agreement are described below.

The Forte Agreement

     Term. The Forte Agreement provides that Ms. Forte will continue in her position as President and Chief Executive Officer until July 31, 2006. Beginning on the 365th day prior to expiration, the term will automatically be extended on a day to day basis unless either party delivers written notice to the other party of an intention not to extend the term.

     Base Salary. Under the Forte Agreement, the Company will pay Ms. Forte a base salary of not less than $800,000 per year ("Base Salary"), retroactive to August 1, 2005, to be reviewed annually by the Board of Directors (the "Board"). Ms. Forte's Base Salary may be increased, but not decreased, at the discretion of the Board, unless such decrease is generally applicable to other senior executives.

     Bonus. Ms. Forte will be eligible to receive an annual incentive bonus as determined by the Company's Executive Bonus Program. The annual Target Bonus (as defined in the Forte Agreement) will be 125% of Ms. Forte's Base Salary and the maximum annual bonus that Ms. Forte will be entitled to receive is 200% of her Base Salary.

     Stock Options/Restricted Stock Units. As soon as practicable following the 2005 Annual Meeting of Stockholders in November 2005, Ms. Forte will receive 25,000 restricted stock units, with such grant vesting based on the attainment of certain performance goals, and 25,000 restricted stock units, with such grant vesting on September 5, 2008. Both of these grants are subject to stockholder approval of an amendment to the Company's 2003 Stock Incentive Plan at the 2005 Annual Meeting of Stockholders. As of September 6, 2005, Ms. Forte also received a grant of a ten-year option to purchase 125,000 shares of the Company's common stock at an exercise price equal to the fair market value of the shares on the date of grant. These options will vest over four years, with one-fourth of the shares underlying the option vesting on the first, second, third and fourth anniversaries of the date of grant.

     Long-Term Incentive Compensation. Under the Forte Agreement, Ms. Forte is also eligible to participate in equity and other long-term incentive award programs of the Company including, without limitation, the 2003 Stock Incentive Plan, on a basis generally consistent with that of other senior-level executives.

     Other Benefits. The Forte Agreement provides that Ms. Forte will be entitled to the same perquisites and fringe benefits on a basis no less favorable than any other senior executive.

     Termination of Employment. The Company may terminate Ms. Forte's employment with the Company with or without Cause (as such term is defined in the Forte Agreement) and Ms. Forte may terminate her employment with the Company with or without Good Reason (as such term is defined in the Forte Agreement). If the Company terminates Ms. Forte's employment other than for Cause, death or disability or Ms. Forte terminates her employment for Good Reason: (i) the Company will pay Ms. Forte an amount equal to two times the sum of (v) her then current Base Salary and (w) the greater of her Target Bonus for the year of termination or the average of the immediately preceding two years' annual incentive bonuses; (ii) during the greater of (x) the 24-month period following termination or (y) the number of months, including fractional months, remaining in the term, the Company will provide Ms. Forte (and, as applicable, her family) with executive perquisites and fringe and other benefits on a basis which is no less favorable than the basis on which such perquisites and benefits are provided to any other senior executive under any of the Company's plans; (iii) all unvested options and other equity and long-term incentive awards will immediately vest and continue to be exercisable for the remainder of their respective terms; (iv) Ms. Forte will receive an additional two years of service and age credit for purposes of determining the benefits payable to Ms. Forte under the Company's Supplemental Executive Retirement Plan; and (v) any accrued, but unpaid salary, bonuses, expenses or benefits as of the date of termination will be paid. Any termination payments made under the agreement are subject to the requirements of the American Jobs Creation Act of 2004 (the "AJCA").

     Change of Control. If within two years following a Change of Control (as defined in the Forte Agreement) or following a Potential Change of Control (as defined in the Forte Agreement) which is followed within one year by a Change of Control, Ms. Forte terminates her employment with the Company for Good Reason or the Company terminates Ms. Forte's employment for any reason other than for
Cause: (i) the Company will pay Ms. Forte an amount equal to three times the sum of (v) her then current Base Salary and (w) the greater of her Target Bonus for the year of termination or the average of the immediately preceding two years' annual incentive bonuses, and such Base Salary and bonus will be the greatest of each such amount as determined on (x) the date of the Potential Change of Control, (y) the date of the Change of Control or (z) the date of termination of Ms. Forte's employment; (ii) during the greater of (x) the 24-month period following termination or (y) the number of months, including fractional months, remaining in the term, the Company will provide Ms. Forte (and, as applicable, her family) with executive perquisites and fringe and other benefits on a basis which is no less favorable than the basis on which such perquisites and benefits are provided to any other senior executive under any of the Company's plans;
(iii) all unvested options and other equity and long-term incentive awards will immediately vest and continue to be exercisable for the remainder of their respective terms; (iv) Ms. Forte will receive the actuarial value of the Company's Supplemental Executive Retirement Plan as of the date of termination;
(v) Ms. Forte will receive a tax-gross up payment for any excise tax imposed by
Section 4999 of the Code (as defined in the Forte Agreement); and (vi) any accrued, but unpaid salary, bonuses, expenses or benefits as of the date of termination will be paid. Any Change of Control payments made under the agreement are subject to the requirements of the AJCA.

     Nonsolicitation and Noncompetition. Ms. Forte is subject to certain nonsolicitation and noncompetition provisions for a period of 18 months following termination. In the event that termination is in connection with a Change of Control, such noncompetition provisions shall apply for a period of 12 months.

     The foregoing descriptions of the terms of the Forte Agreement is qualified in its entirety by reference to the Forte Agreement, which is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

The Gove Agreement

     Term. The Agreement provides that Ms. Gove will continue in her position as Executive Vice President and Chief Operating Officer until July 31, 2006. Beginning on the 365th day prior to expiration, the term will automatically be extended on a day to day basis unless either party delivers written notice to the other party of an intention not to extend the term.

     Base Salary. Under the Gove Agreement, the Company will pay Ms. Gove a base salary of not less than $650,000 per year ("Base Salary"), retroactive to August 1, 2005, to be reviewed annually by the Board of Directors (the "Board"). Ms. Gove's Base Salary may be increased, but not decreased, at the discretion of the Board, unless such decrease is generally applicable to other senior executives.

     Bonus. Ms. Gove will be eligible to receive an annual incentive bonus as determined by the Company's Executive Bonus Program. The annual Target Bonus (as defined in the Gove Agreement) will be 80% of Ms. Gove's Base Salary and the maximum annual bonus that Ms. Gove will be entitled to receive is 150% of her Base Salary.

     Stock Options/Restricted Stock Units. As soon as practicable following the 2005 Annual Meeting of Stockholders in November 2005, Ms. Gove will receive 15,000 restricted stock units, with such grant vesting based on the attainment of certain performance goals, and 15,000 restricted stock units, with such grant vesting on September 5, 2008. Both of these grants are subject to stockholder approval of an amendment to the Company's 2003 Stock Incentive Plan at the 2005 Annual Meeting of Stockholders. As of September 6, 2005, Ms. Gove also received a grant of a ten-year option to purchase 75,000 shares of the Company's common stock at an exercise price equal to the fair market value of the shares on the date of grant. These options will vest over four years, with one-fourth of the shares underlying the option vesting on the first, second, third and fourth anniversaries of the date of grant.

     Long-Term Incentive Compensation. Under the Gove Agreement, Ms. Gove is also eligible to participate in equity and other long-term incentive award programs of the Company including, without limitation, the 2003 Stock Incentive Plan, on a basis generally consistent with that of other senior-level executives.

     Other Benefits. The Gove Agreement provides that Ms. Gove will be entitled to the same perquisites and fringe benefits on a basis no less favorable than any other senior executive.

     Termination of Employment. The Company may terminate Ms. Gove's employment with the Company with or without Cause (as such term is defined in the Gove Agreement) and Ms. Gove may terminate her employment with the Company with or without Good Reason (as such term is defined in the Gove Agreement). If the Company terminates Ms. Gove's employment other than for Cause, death or disability or Ms. Gove terminates her employment for Good Reason: (i) the Company will pay Ms. Gove an amount equal to two times the sum of (v) her then current Base Salary and (w) the greater of her Target Bonus for the year of termination or the average of the immediately preceding two years' annual incentive bonuses; (ii) during the greater of (x) the 24-month period following termination or (y) the number of months, including fractional months, remaining in the term, the Company will provide Ms. Gove (and, as applicable, her family) with executive perquisites and fringe and other benefits on a basis which is no less favorable than the basis on which such perquisites and benefits are provided to any other senior executive under any of the Company's plans; (iii) all unvested options and other equity and long-term incentive awards will immediately vest and continue to be exercisable for the remainder of their respective terms; (iv) Ms. Gove will receive an additional two years of service and age credit for purposes of determining the benefits payable to Ms. Gove under the Company's Supplemental Executive Retirement Plan; and (v) any accrued, but unpaid salary, bonuses, expenses or benefits as of the date of termination will be paid. Any termination payments made under the agreement are subject to the requirements of the AJCA.

     Change of Control. If within two years following a Change of Control (as defined in the Gove Agreement) or following a Potential Change of Control (as defined in the Gove Agreement) which is followed within one year by a Change of Control, Ms. Gove terminates her employment with the Company for Good Reason or the Company terminates Ms. Gove's employment for any reason other than for
Cause: (i) the Company will pay Ms. Gove an amount equal to three times the sum of (v) her then current Base Salary and (w) the greater of her Target Bonus for the year of termination or the average of the immediately preceding two years' annual incentive bonuses, and such Base Salary and bonus will be the greatest of each such amount as determined on (x) the date of the Potential Change of Control, (y) the date of the Change of Control or (z) the date of termination of Ms. Gove's employment; (ii) during the greater of (x) the 24-month period following termination or (y) the number of months, including fractional months, remaining in the term, the Company will provide Ms. Gove (and, as applicable, her family) with executive perquisites and fringe and other benefits on a basis which is no less favorable than the basis on which such perquisites and benefits are provided to any other senior executive under any of the Company's plans;
(iii) all unvested options and other equity and long-term incentive awards will immediately vest and continue to be exercisable for the remainder of their respective terms; (iv) Ms. Gove will receive the actuarial value of the Company's Supplemental Executive Retirement Plan as of the date of termination;
(v) Ms. Gove will receive a tax-gross up payment for any excise tax imposed by
Section 4999 of the Code (as defined in the Gove Agreement); and (vi) any accrued, but unpaid salary, bonuses, expenses or benefits as of the date of termination will be paid. Any Change of Control payments made under the agreement are subject to the requirements of the AJCA.

     Nonsolicitation and Noncompetition. Ms. Gove is subject to certain nonsolicitation and noncompetition provisions for a period of 18 months following termination. In the event that termination is in connection with a Change of Control, such noncompetition provisions shall apply for a period of 12 months.

     The foregoing descriptions of the terms of the Gove Agreement is qualified in its entirety by reference to the Gove Agreement, which is attached hereto as
Exhibit 10.2 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

10.1     Employment Agreement between Zale Corporation and Mary L. Forte

10.2     Employment Agreement between Zale Corporation and Sue E. Gove

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

        ZALE  CORPORATION
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        Registrant


Date:    September 27, 2005                 By: /s/ Mark R. Lenz
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                                            Mark R. Lenz
                                            Group Senior Vice President and
                                            Chief Financial Officer